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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                 0-6404                      44-0651207
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(State or other jurisdiction of   (Commission                (I.R.S. Employer
         incorporation)           File Number)               Identification No.)

                         500 Dallas Street, Suite 2615,
                              Houston, Texas 77002
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                (Address of principal executive office)(Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01     Entry into a Material Definitive Agreement.

         On April 13, 2007, Gateway Energy Corporation (the "Company") entered into a Member Interest Purchase Agreement with Navitas Assets, L.L.C., regarding the sale of all of the Company's interest in Fort Cobb Fuel Authority, LLC. The total purchase price for the sale will consist of $2,585,000, plus the net working capital of Fort Cobb, and other customary adjustments. In addition, Gateway will be released from its guarantee of approximately $200,000 of bank debt owed by Fort Cobb. The sale is subject to regulatory approval by the Oklahoma Corporation Commission and closing is expected to occur during the second quarter of 2007.

         The foregoing description of the Member Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Member Interest Purchase Agreement. A form of the Member Interest Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

10.1 Member Interest Purchase Agreement, dated April 13, 2007, by and between Gateway Energy Corporation and Navitas Assets, L.L.C.

99.1 Press release dated April 16, 2007, announcing the sale of Fort Cobb Fuel Authority, LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  April 16, 2007

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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

10.2 Member Interest Purchase Agreement, dated April 13, 2007, by and between Gateway Energy Corporation and Navitas Assets, L.L.C.

99.1
   Press release dated April 16, 2007, announcing the sale of
                    Fort Cobb Fuel Authority, LLC.